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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2000





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


 NORTH CAROLINA                    340-23520                    56-1714315
(State or other              (Commission File No.)            I.R.S. Employer
  jurisdiction                                             Identification Number
of incorporation)



              4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On January 24, 2000, Quintiles Transnational Corp. issued a press release announcing the execution of a definitive agreement for Healtheon/WebMD Corporation to acquire Quintiles' electronic data interchange unit, ENVOY Corporation, and certain other matters. A copy of the press release announcing the execution of the agreement is attached hereto as Exhibit 99.01 and incorporated herein by reference. The description contained in the press release of the agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the agreement attached as an exhibit hereto.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

Exhibit Number             Description of Exhibit
--------------             ----------------------

2.01 Agreement and Plan of Merger, dated as of January 22, 2000, among Quintiles Transnational Corp., Healtheon/WebMD Corporation, Pine Merger Corp., Envoy Corp. and QFinance, Inc.

99.01                      Press Release, dated January 24, 2000, of Quintiles
                           Transnational Corp.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  QUINTILES TRANSNATIONAL CORP.



                                  By: /s/ Rachel R. Selisker
                                      ------------------------------------------
Dated: January 25, 2000               Rachel R. Selisker
                                      Chief Financial Officer and Executive Vice
                                      President Finance



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                                  EXHIBIT INDEX


Exhibit Number             Description of Exhibit
--------------             ----------------------

2.01 Agreement and Plan of Merger, dated as of January 22, 2000, among Quintiles Transnational Corp., Healtheon/WebMD Corporation, Pine Merger Corp., ENVOY Corporation and QFinance, Inc.

99.01                      Press Release, dated January 24, 2000, of Quintiles
                           Transnational Corp.